SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2000
                                                            -----------


                        Telephone and Data Systems, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       001-14157                36-2669023
        --------                       ---------                ----------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


         30 North LaSalle Street, Chicago, Illinois                60602
         ------------------------------------------                -----
          (Address of principal executive offices)               (Zip Code)


          Registrant's telephone number, including area code: 312-630-1900
                                                              ------------
                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 2.  Disposition of Assets
         ---------------------

                  On May 4, 2000, pursuant to the terms of an Agreement and Plan of Reorganization (the "Agreement"), dated as of September 17, 1999, among VS Washington Corporation, a Washington Corporation formerly known as VoiceStream Wireless Corporation, VoiceStream Wireless Corporation, a Delaware Corporation formerly known as VoiceStream Holding Corporation ("VoiceStream"), VoiceStream Subsidiary III Corporation, a Delaware Corporation and wholly-owned subsidiary of VoiceStream ("Sub"), Aerial Communications, Inc., a Delaware corporation ("Aerial"), and Telephone and Data Systems, Inc., a Delaware corporation ("TDS"), Sub was merged with and into Aerial. In connection therewith, each of the outstanding Aerial Common Shares, par value $1.00 per share, and Aerial Series A Common Shares, par value $1.00 per share, held by TDS, was converted into .455 of a share of VoiceStream common stock, par value $.001 per share, and cash in lieu of any fractional shares. Based upon this exchange ratio, TDS received, in the Reorganization, an aggregate of 35,570,493 shares of VoiceStream common stock in exchange for an aggregate of 78,176,909 shares of Aerial common stock beneficially owned.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (b)      Pro Forma Financial Information

         The following unaudited pro forma consolidated financial statements give effect to the exchange of TDS's interest in Aerial for 35,570,493 common shares of VoiceStream.

         The unaudited pro forma balance sheet presents the financial position of TDS as of March 31, 2000, assuming the exchange had occurred as of that date. Such pro forma information is based on the historical unaudited balance sheet of TDS at March 31, 2000.

         Pursuant to Rule 11-02(c)(2)(i) of Regulation S-X, pro forma statements of income for the year ended December 31, 1999 and the three months ended March 31, 2000 are not included here as these historical income statements already reflect the above transaction in discontinued operations. Rule 11-02(b)(5) of Regulation S-X requires the pro forma disclosures to include income from continuing operations. All applicable operating results as well as nonrecurring charges, credits and related tax effects which resulted from the transaction have been included in discontinued operations.

         The unaudited pro forma financial statements give effect to certain pro
         forma   adjustments,   which  are  described  in  the  notes  to  these
         statements.

         The unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results of operations and financial position which would have been achieved had this transaction been completed as of the date indicated, nor is it necessarily indicative of TDS's future results of operations or financial position.

         The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of TDS, including the notes thereto.

         (c)      Exhibits

                  99.1     News release dated May 5, 2000.


                                     TELEPHONE AND DATA SYSTEMS, INC. AND SUBSIDIARIES
                                                   PRO FORMA BALANCE SHEET
                                                            ASSETS
                                                   (amounts in thousands)

                                                                        As Reported           Pro forma                 Pro forma
                                                                       March 31, 2000        Adjustments             March 31, 2000
                                                                      --------------------------------------------------------------
CURRENT ASSETS
      Cash and Cash equivalents                                         $   43,838           $   60,836 (a)          $   104,674
      Temporary investments                                                  4,045                                         4,045
      Accounts receivable from customers and others                        274,136                5,814 (a)              279,950
      Materials and supplies, at average cost
           and other current assets                                         76,751                                        76,751
                                                                     ---------------------------------------------------------------
                                                                           398,770               66,650                  465,420
                                                                     ---------------------------------------------------------------
INVESTMENTS
      Intangibles
           Cellular license acquisition costs, net                       1,150,004                                     1,150,004
           Franchise and other costs, net                                  176,365                                       176,365
      Investment in unconsolidated entities                                262,045                                       262,045
      Marketable equity securities                                         893,844            4,581,942 (c)            5,475,786
      Other investments                                                     28,799                                        28,799
                                                                     ---------------------------------------------------------------
                                                                         2,511,057            4,581,942                7,092,999
                                                                     ---------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
      U.S. Cellular                                                      1,206,017                                     1,206,017
      TDS Telecom                                                          873,317                                       873,317
                                                                     ---------------------------------------------------------------
                                                                         2,079,334                    0                2,079,334
                                                                     ---------------------------------------------------------------

OTHER ASSETS AND DEFERRED CHARGES                                           54,000                                        54,000
                                                                     ---------------------------------------------------------------

NET ASSETS OF DISCONTINUED OPERATIONS                                      288,292              (66,650)(a)                    0
                                                                     -------------                1,986 (b)            -------------
                                                                                               (223,628)(c)
                                                                                               ---------

                                                                     ---------------------------------------------------------------
           TOTAL ASSETS                                                $ 5,331,453          $ 4,360,300              $ 9,691,753
                                                                     ===============================================================




                                       TELEPHONE AND DATA SYSTEMS, INC. AND SUBSIDIARIES
                                                     PRO FORMA BALANCE SHEET
                                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                                        (amounts in thousands)


                                                                          As Reported           Pro forma                Pro forma
                                                                         March 31, 2000        Adjustments            March 31, 2000
                                                                     ---------------------------------------------------------------
CURRENT LIABILITIES
      Current portion long-term debt                                    $   14,953                                    $   14,953
      Notes payable                                                          7,700                                         7,700
      Accounts payable                                                     177,735                                       177,735
      Advance billings and customer deposits                                47,705                                        47,705
      Accrued interest                                                      10,145                                        10,145
      Accrued taxes                                                         20,148          $   14,798 (c)                34,946
      Accrued compensation                                                  29,574                                        29,574
      Other                                                                 25,563               1,986 (b)                27,549
                                                                     ---------------------------------------------------------------
                                                                           333,523              16,784                   350,307
                                                                     ---------------------------------------------------------------

DEFERRED LIABILITIES AND CREDITS                                           450,979           1,629,203 (c)             2,080,182
                                                                     ---------------------------------------------------------------

LONG-TERM DEBT                                                           1,277,774                                     1,277,774
                                                                     ---------------------------------------------------------------

MINORITY INTEREST                                                          499,295                                       499,295
                                                                     ---------------------------------------------------------------

TRUST ORIGINATED PREFERRED SECURITIES                                      300,000                                       300,000
                                                                     ---------------------------------------------------------------

PREFERRED SHARES                                                             8,806                                         8,806
                                                                     ---------------------------------------------------------------

COMMON STOCKHOLDERS' EQUITY
      Common Shares                                                            554                                           554
      Series A Common Shares                                                    70                                            70
      Capital in excess of par                                           1,874,786                                     1,874,786
      Treasury Shares                                                     (158,789)                                     (158,789)
      Accumulated Other Comprehensive Income                               203,960                                       203,960
      Retained earnings                                                    540,495           2,714,313 (c)             3,254,808
                                                                     ---------------------------------------------------------------
                                                                         2,461,076           2,714,313                 5,175,389
                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------
           TOTAL LIABILITIES AND EQUITY                                $ 5,331,453         $ 4,360,300               $ 9,691,753
                                                                     ===============================================================


         Notes to Unaudited Pro Forma Condensed Balance Sheet

(a) The adjustment is to record the settlement of intercompany amounts between TDS affiliates and Aerial Communications, Inc.
(b)      The adjustment is to record miscellaneous costs related to the merger.
(c) The adjustment is to record the estimated gain on the disposal of Aerial. The value of VoiceStream shares was determined by multiplying the 35,570,493 shares of VoiceStream held by TDS by the closing market price at March 31, 2000 of $128.813. Aerial's deferred operating losses since September 18, 1999 and other costs associated with the merger are included in TDS's basis in Aerial. The gain was calculated as follows:

              Value of VoiceStream shares received              $ 4,581,942,000
              TDS's basis in Aerial                                (223,628,000)
              Income Taxes                                       (1,644,001,000)
                                                                ---------------
              Gain                                              $ 2,714,313,000
                                                                ===============

         The gain to be recorded in the second quarter of 2000 will not be the same as the gain included in the pro forma balance sheet. The primary difference will result from the value of VoiceStream shares being calculated using the May 4, 2000 closing price of $109.625. Other differences will occur due to the true up of estimated expenses related to the merger.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    May 19, 2000                    TELEPHONE AND DATA SYSTEMS, INC.
                                         (Registrant)


                                         By:      /s/ D. Michael Jack
                                         ---------------------------------------
                                         Name:    D. Michael Jack

                                         Title:   Vice President and Controller
                                                  (principal accounting officer)

                                  EXHIBIT INDEX

Exhibit Number                  Description of Exhibit
--------------                  ----------------------

99.1 News Release dated May 5, 2000 announcing the completion of the Aerial / VoiceSteam merger